Basis of Presentation and General Information	6 Months Ended
Jun. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation and General Information

1.          Basis of Presentation and General Information:

Star Bulk Carriers Corp. (“Star Bulk”) is a global shipping company providing worldwide seaborne transportation solutions in the dry bulk sector. Star Bulk was incorporated in the Marshall Islands on December 13, 2006 and maintains offices in Athens, New York, Connecticut (Stamford), Limassol, Singapore, Germany and Denmark. Star Bulk’s common shares trade on the NASDAQ Global Select Market under the ticker symbol “SBLK”.

The unaudited interim condensed consolidated financial statements include the accounts of Star Bulk and its wholly owned subsidiaries (collectively, the “Company”) and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) for interim financial information. Accordingly, they do not include all the information and notes required by U.S. GAAP for annual financial statements.

These unaudited interim condensed consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements for the year ended December 31, 2023 and, in the opinion of management, reflect all normal recurring adjustments considered necessary for a fair presentation of the Company’s financial position, results of operations and cash flows for the periods presented. Operating results for the six-month period ended June 30, 2024 are not necessarily indicative of the results that might be expected for the fiscal year ending December 31, 2024.

The unaudited interim condensed consolidated financial statements presented in this report should be read in conjunction with the annual consolidated financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 Annual Report”). The balance sheet as of December 31, 2023 has been derived from the audited consolidated financial statements as of that date, but, pursuant to the requirements for interim financial information, does not include all of the information and footnotes required by U.S. GAAP for complete financial statements.

Unless otherwise defined herein, capitalized words and expressions used herein shall have the same meanings ascribed to them in the 2023 Annual Report.

As of June 30, 2024, following the completion of the Eagle Merger (as described below), the Company owned a modern fleet of 156 dry bulk vessels consisting of Newcastlemax, Capesize, Post Panamax, Kamsarmax, Panamax, Ultramax and Supramax vessels with a carrying capacity between 53,489 deadweight tonnage (“dwt”) and 209,537 dwt, a combined carrying capacity of 15.0 million dwt and an average age of 11.7 years. Also, the Company has entered into firm shipbuilding contracts for the construction of five 82,000 dwt Kamsarmax newbuilding vessels with expected deliveries between September 2025 and August 2026. In addition, through certain of its subsidiaries, the Company charters-in a number of third-party vessels on both a short-term and long-term basis to increase its operating capacity in order to satisfy its clients’ needs. Lastly, the Company entered into long-term charter-in arrangements with respect to six newbuilding vessels, with an approximate duration of seven years per vessel, plus optional years at the Company’s option. Four of those vessels were delivered during the six months ended June 30, 2024 and the remaining two are expected to be delivered to the Company by the fourth quarter of 2024.

Eagle Merger

On December 11, 2023, the Company entered into a definitive agreement with Eagle Bulk Shipping Inc. (NYSE: EGLE) (“Eagle”) (the “Eagle Merger Agreement”) to combine in an all-stock merger (the “Eagle Merger”). Pursuant to the Eagle Merger Agreement, each share of Eagle common stock, par value $0.01 per share, issued and outstanding immediately prior to the effective time of the Eagle Merger (excluding Eagle common stock owned by Eagle, Star Bulk, Star Infinity Corp., a wholly owned subsidiary of Star Bulk, or any of their respective direct or indirect wholly owned subsidiaries) would be converted into the right to receive 2.6211 shares, par value $0.01 per share, of Star Bulk common stock.

1.       Basis of Presentation and General Information - continued:

Eagle Merger - continued

The Eagle Merger was completed on April 9, 2024 (the “Effective Time”), following Eagle shareholders’ approval and receipt of applicable regulatory approvals and satisfaction of customary closing conditions. Eagle common stock has ceased trading and is no longer listed on the New York Stock Exchange.

At the Effective Time, each share of Eagle common stock issued and outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive 2.6211 shares of Star Bulk common stock, which resulted in the issuance of 28,082,319 shares of Star Bulk common stock. The pre-merger Star Bulk shareholders and the former Eagle shareholders owned approximately 75% and 25%, respectively, of the 112,469,211 issued and outstanding common stock of the Company immediately following the Effective Time. In addition, at the time of the Eagle Merger’s completion, 1,341,584 shares of Star Bulk common stock were issued in exchange for the 511,840 loaned shares of Eagle common stock (the “Eagle loaned shares”) outstanding in connection with Eagle’s 5.00% Convertible Senior Notes due 2024 (the “Convertible Notes”). While Eagle’s share lending agreement with Jefferies Capital Services, LLC (“JCS”) (the “Share Lending Agreement”) does not require cash payment upon return of the shares, physical settlement is required (i.e., the Eagle loaned shares must be returned at the end of the arrangement), as further described in Note 8. Due to this share return provision and other contractual undertakings of JCS in the Share Lending Agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of borrowed shares, the shares of Star Bulk common stock issued to replace the Eagle loaned shares are not expected to be considered issued and outstanding for accounting purposes and for the purpose of computing the basic and diluted weighted average shares or earnings per share in the unaudited interim condensed consolidated income statement. Furthermore, upon the maturity date of the Convertible Notes on August 1, 2024, the issued 1,341,584 shares of Star Bulk common stock were cancelled upon return and 5,971,284 shares of Star Bulk common stock were issued for settlement of such Convertible Notes (Note 15).

Following the closing of the Eagle Merger, Star Bulk is the largest U.S. listed dry bulk shipping company with a global market presence and combined fleet of 159 owned vessels on a fully delivered basis, 97% of which are fitted with scrubbers, ranging from Newcastlemax/Capesize to Ultramax/Supramax vessels. In accordance with the terms of the Eagle Merger Agreement, one director of Eagle has joined the Company’s Board of Directors while the senior management of Star Bulk remain in their current roles and continue to lead the Company.

The following financial information reflects the results of operations of Star Bulk and Eagle since April 9, 2024 included in the Company’s consolidated statement of operations for the six-month period ended June 30, 2024:

	Star Bulk	Eagle
Voyage revenues	$522,610	$89,655
Operating income	$203,142	$18,689
Net income	$169,405	$11,531

The following unaudited supplemental pro forma consolidated financial information reflects the results of operations for the six month periods ended June 30, 2023 and 2024, as if the Eagle Merger had been consummated on January 1, 2023. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the Eagle Merger actually taken place on January 1, 2023. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations:

1.       Basis of Presentation and General Information - continued:

Eagle Merger - continued

	Six month periods ended
	June 30, 2023	June 30, 2024

Pro forma voyage revenues	$669,325	$715,663
Pro forma operating income	137,065	208,089
Pro forma net income	99,474	164,118
Pro forma income per share, basic	0.89	1.47
Pro forma income per share, diluted	$0.89	$1.44

Accounting for the Eagle Merger

The Eagle Merger was accounted for as an acquisition of Eagle by Star Bulk under the asset acquisition method of accounting in accordance with U.S. GAAP. Star Bulk is treated as the acquiror for accounting purposes. Based on the terms of the Eagle Merger Agreement, the Eagle Merger was determined to not meet the requirements of a business combination under the guidelines of ASC 805, Business Combinations, and ASU 2017-01, Business Combinations (Topic 805). The Eagle Merger consists of acquiring vessels and associated assets and liabilities, which are concentrated in a group of similar identifiable assets, and therefore not considered a business. As a result, the Eagle Merger is treated as an asset acquisition, whereby all assets acquired and liabilities assumed are recorded at the cost of the acquisition, including transaction costs, on the basis of their relative fair value.

The following table presents a summary of how the consideration paid by Star Bulk for the net assets acquired was determined:

(Dollars in thousands, except per share and share data)	Amounts
Eagle common stock	10,476,091	(a)
Equity awards of Eagle employees and not vested to be replaced	237,853	(b)
Eagle shares exchanged with Star Bulk shares	10,713,944
Fixed exchange ratio	2.6211	(c)
Total Star Bulk common stock issued to Eagle shareholders	28,082,319
Star Bulk closing price per share	$23.70	(d)
Consideration transferred related to value of net assets acquired	$665,551

(a) Issued and outstanding shares as of April 9, 2024.

(b) Under the Eagle Merger Agreement, the Company is obligated to replace the equity awards of Eagle employees not vested, based on the agreed exchange ratio.

(c) The exchange ratio is fixed based on the Eagle Merger Agreement.

(d) Share price of Star Bulk as of April 9, 2024, represents the closing price of Star Bulk common stock for the calculation of the fair value of the Eagle Merger consideration transferred.

1.       Basis of Presentation and General Information - continued:

Accounting for the Eagle Merger - continued

The following table presents the fair values of the tangible and intangible assets acquired and liabilities assumed as well as the calculation of the excess of the net assets acquired over the consideration transferred by Star Bulk:

(Dollars in thousands)	Fair Value
Vessels and vessel improvements	$1,157,000
Advances for BWTS and other assets	1,252
Vessels held for sale	29,254
Inventories	25,783
Cash	104,325
Derivative assets	289
Operating lease right-of use assets	3,454
Other current assets (Accounts receivable, Prepaid expenses, Other current assets)	56,130
Long term debt	(375,500)
Convertible Notes	(138,680)
Operating lease liabilities	(3,454)
Derivative liabilities	(48)
Accounts payable, Accrued liabilities, Unearned charter hire revenue and Other non-current liabilities	(54,041)
Net asset value acquired	$805,764
Consideration transferred	$665,551
Excess of net asset value acquired over consideration transferred	$140,213

The total value of $1,213,289 of the 52 vessels acquired in the Eagle Merger (including the two held for sale vessels) is comprised of (i) $1,157,000 in vessel fair values using an average of current valuations obtained from third-party vessel appraisals for 50 vessels, (ii) $29,254 fair value of the 2 vessels held for sale using the sale prices that were agreed upon in the respective contracts, (iii) $25,783 fair value of the initial bunker and lubricant inventories on board the vessels on the acquisition date and (iv) $1,252 of advances for ballast water treatment system installations.

In accordance with the requirements of accounting for the Eagle Merger as an asset acquisition, the value of the vessels was adjusted down by $129,664 after the allocation of the excess amount of $140,213 of net assets acquired over the consideration transferred by Star Bulk and the capitalization of approximately $10,549 of legal, advisory and other professional fees directly related to the Eagle Merger which are presented under “Vessels and other fixed assets, net” in the unaudited consolidated balance sheets. Of this amount, $7,854 was paid during the six months ended June 30, 2024 and is included in expenditures for vessels acquisitions and vessel upgrades in the accompanying unaudited interim condensed consolidated statement of cash flows.

The long term debt assumed bears interest at variable interest rates and its fair value approximates its outstanding balance due to the variable interest rate nature thereof. Unamortized deferred financing costs associated with long-term debt of Eagle were eliminated as part of its fair value measurement.

The Convertible Notes’ estimated fair value, based on market data on the date of acquisition, was $138,680. The excess fair value amount of $69,311 over its principal amount of $69,369 was allocated to equity under ASC 470-20.

1.       Basis of Presentation and General Information - continued:

Accounting for the Eagle Merger – continued

Operating lease right-of-use assets and operating lease liabilities, of which Eagle was the lessee (time charter-in agreements of remaining duration of less than twelve months and long-term office rentals) were reassessed on the acquisition date, and, considering the acquisition date as the inception date, and the initial recognition was performed after considering the terms and conditions of the lease agreements.

The working capital amounts acquired from Eagle, approximated their fair values due to their short-term maturities.